GSI Group Reports First Quarter Results

BILLERICA, MA April 30, 2008: GSI Group Inc., (Nasdaq: GSIG), a supplier of precision technology and semiconductor systems, today announced financial results for the first quarter ended March 28, 2008.

First quarter revenue was $71.7 million, compared to $86.5 million in the fourth quarter of 2007 and $74.2 million for the first quarter of 2007. Excluding restructuring charges, operating profit was $1.5 million in the first quarter versus $7.7 million in the fourth quarter and $6.1 million in the first quarter of 2007. GAAP net income for the quarter was $2.1 million, or $0.05 per diluted share, compared to the fourth quarter results of $4.7 million, or $0.11 per diluted share, and $3.2 million, or $0.08 per diluted share in the first quarter of 2007.

First quarter bookings were $56.1 million, compared to $87.5 million in the fourth quarter of 2007 and $76.9 million in the first quarter of 2007. The book-to-bill ratio was 0.78.

The backlog as of March 28, 2008 was $74.8 million, compared with $79.3 million in the first quarter of 2007. The backlog as of March 28, 2008 includes deferred revenue of $11.7 million.

Dr. Sergio Edelstein, President and CEO commented, "I am pleased with the gains we have made in our Precision Technology segment. The semiconductor and printed circuit board markets softened during the first quarter and we are using this cyclical period to position ourselves for the next upturn and to gain greater operational efficiency. We remain focused on executing our strategy of market penetration, new product launches, building our presence in Asia and integrating our company to optimize efficiency."

Gross margin was 38.1% in the first quarter, versus 38.0% in the fourth quarter 2007. Operating expenses, excluding restructuring charges were $25.9 million in the first quarter compared to $25.2 million in the fourth quarter. Stock based compensation was $0.8 million in the first quarter versus $0.7 million in the fourth quarter 2007.

Cash and cash equivalents were $170.7 million, down $1.1 million from the fourth quarter. First quarter cash usage includes disbursements of $3.1 million in connection with the Company's previously announced stock buyback program.

The Company anticipates the following for the second quarter of 2008:

-     Revenue to be in the range of $64.0 million to $68.0 million
- Diluted earnings per share, including restructuring charges, at approximately breakeven.

Dial In: May 1st at 8:30 a.m. ET

GSI Group will host a conference call for investors at 8:30 a.m. Eastern on May 1st. Participants are invited to join by dialing (706) 634-5123 with an access code: 43049719. The replay will be available for two weeks by dialing (706) 645-9291 with the replay passcode: 43049719. The conference call also will be broadcast live over the Internet at www.gsig.com.

About GSI Group Inc.

GSI Group Inc. supplies precision technology to the global medical, electronics, and industrial markets and semiconductor systems. GSI Group Inc.'s common shares are listed on Nasdaq (GSIG). Certain statements in this news release may constitute forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the United States Securities Act of 1933 and Section 21E of the United States Securities Exchange Act of 1934. These forward-looking statements may relate to anticipated financial performance, management's plans and objectives for future operations, business prospects, outcome of regulatory proceedings, market conditions, tax issues and other matters. All statements contained in this news release that do not relate to matters of historical fact should be considered forward-looking statements, and are generally identified by words such as "anticipate," "believe," "estimate," "expect," "intend," "plan," "objective" and other similar expressions. Readers should not place undue reliance on the forward- looking statements contained in this news release. Such statements are based on management's beliefs and assumptions and on information currently available to management and are subject to risks, uncertainties and changes in condition, significance, value and effect. Other risks include the fact that the Company's sales have been and are expected to continue to be dependent upon customer capital equipment expenditures, which are, in turn, affected by business cycles in the markets served by those customers. Other factors include volatility in the semiconductor industry, the risk of order delays and cancellations, the risk of delays by customers in introducing their new products and market acceptance of products incorporating subsystems supplied by the Company, risks of currency fluctuations, risks to the Company of delays in its new products, our ability to continue to reduce costs and capital expenditures, our ability to focus R&D investment and integrate acquisitions, changes in applicable accounting standards, tax regulations or other external regulatory rules and standards, and other risks detailed in reports and documents filed by the Company with the United States Securities and Exchange Commission and with securities regulatory authorities in Canada. Such risks, uncertainties and changes in condition, significance, value and effect, many of which are beyond the Company's control, could cause the Company's actual results and other future events to differ materially from those anticipated. The Company does not, however, assume any obligation to update these forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting such forward-looking statements. For more information contact: Investor Relations, 978-439-5511, Ray Ruddy, (ext. 6170)

                                 GSI GROUP INC.
                           CONSOLIDATED BALANCE SHEETS
                                   (Unaudited)
       (U.S. GAAP and in thousands of U.S. dollars, except share amounts)

                                                                                   March 28,    December 31,
                                                                                     2008           2007
                                                                                   ----------    ----------
                                     ASSETS

Current Assets
      Cash and cash equivalents .............................................      $  170,652    $  171,714
      Accounts receivable, less allowance of $408 (December 31, 2007 -- $372)          72,629        73,527
      Income taxes receivable ...............................................          13,129        12,241
      Inventories ...........................................................          66,926        65,522
      Deferred tax assets ...................................................           8,264         8,249
      Other current assets ..................................................           6,926         7,394
                                                                                   ----------    ----------
            Total current assets ............................................         338,526       338,647

Property, plant and equipment, net of accumulated depreciation
   of $33,103 (December 31, 2007 -- $32,263) ................................          33,439        30,817
Deferred tax assets .........................................................           9,982         9,887
Other assets ................................................................           1,051           713
Long-term investments .......................................................             975           854
Intangible assets, net of amortization of $9,203 (December 31,
   2007 -- $8,603) ..........................................................          12,349        12,817
Patents and acquired technology, net of amortization of $41,348
   (December 31, 2007 -- $40,122) ...........................................          18,993        20,054
Goodwill ....................................................................          26,421        26,421
                                                                                   ----------    ----------
                          Total Assets ......................................      $  441,736    $  440,210
                                                                                   ==========    ==========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
      Accounts payable ......................................................      $   14,505    $   17,504
      Income taxes payable ..................................................           1,018         1,411
      Accrued compensation and benefits .....................................           8,537        10,369
      Deferred revenue ......................................................          11,688         9,949
      Deferred tax liabilities ..............................................             286           286
      Other accrued expenses ................................................           9,729         9,353
                                                                                   ----------    ----------
            Total current liabilities .......................................          45,763        48,872
Deferred tax liabilities ....................................................           7,645         7,589
Accrued long term restructuring .............................................           1,019           938
Income taxes payable ........................................................           3,253         3,537
Accrued pension liability ...................................................           4,681         4,481
Other long term liabilities .................................................           1,106           676
                                                                                   ----------    ----------
            Total liabilities ...............................................          63,467        66,093
Commitments and contingencies
Stockholders' equity
      Common shares, no par value; Authorized shares: unlimited;
         Issued and outstanding: 41,855,293 (December 31, 2007--42,161,592) .         307,875       310,970
      Additional paid-in capital ............................................           9,043         8,245
      Retained earnings .....................................................          50,436        48,329
      Accumulated other comprehensive income ................................          10,915         6,573
                                                                                   ----------    ----------
            Total stockholders' equity ......................................         378,269       374,117
                                                                                   ----------    ----------
                  Total Liabilities and Stockholders' Equity ................      $  441,736    $  440,210
                                                                                   ==========    ==========

                                 GSI GROUP INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (Unaudited)
     (U.S. GAAP and in thousands of U.S. dollars, except per share amounts)

                                                                                     Three Months Ended
                                                                             -----------------------------------
                                                                             March 28, 2008       March 30, 2007
                                                                             --------------       --------------
Sales ...........................................................            $       71,680       $       74,204
Cost of goods sold ..............................................                    44,353               44,769
                                                                             --------------       --------------
Gross profit ....................................................                    27,327               29,435
Operating expenses:
      Research and development and engineering ..................                     7,875                7,657
      Selling, general, administrative and other ................                    16,317               13,939
      Amortization of purchased intangibles .....................                     1,679                1,729
      Restructuring expense (benefit) ...........................                      (317)               2,353
                                                                             --------------       --------------
            Total operating expenses ............................                    25,554               25,678
                                                                             --------------       --------------
Income from operations ..........................................                     1,773                3,757
      Other income (expense) ....................................                       121                   47
      Interest income ...........................................                     1,166                1,545
      Interest expense ..........................................                       (18)                 (57)
      Foreign exchange transaction (losses) gains ...............                        59                 (371)
                                                                             --------------       --------------
Income before income taxes ......................................                     3,101                4,921
Income tax provision ............................................                       994                1,721
                                                                             --------------       --------------
Net income ......................................................            $        2,107       $        3,200
                                                                             ==============       ==============
Net income per common share:
      Basic .....................................................            $         0.05       $         0.08
      Diluted ...................................................            $         0.05       $         0.08
Weighted average common shares outstanding (000's) ..............                    41,972               42,001
Weighted average common shares outstanding for diluted net income
   per common share (000's) .....................................                    42,204               42,252

                                 GSI GROUP INC.
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (Unaudited)
                  (U.S. GAAP and in thousands of U.S. dollars)

                                                                                          Three Months Ended
                                                                                 ------------------------------------
                                                                                 March 28, 2008        March 30, 2007
                                                                                 --------------        --------------
Cash flows from operating activities:
Net income for the year .............................................            $        2,107        $        3,200
Adjustments to reconcile net income to net cash provided by operating activities:
      Earnings from equity investment ...............................                      (106)                  (47)
      Depreciation and amortization .................................                     3,867                 4,124
      Unrealized loss on derivatives ................................                        14                    53
      Stock-based compensation ......................................                       790                   329
      Deferred income taxes .........................................                       (53)                   15
Changes in current assets and liabilities:
      Accounts receivable ...........................................                       557                (5,107)
      Inventories ...................................................                      (870)                1,529
      Other current assets ..........................................                       290                 6,010
      Accounts payable, accruals and taxes receivable ...............                    (2,660)               (2,173)
                                                                                 --------------        --------------
Cash provided by operating activities ...............................                     3,936                 7,933
Cash flows (used in) from investing activities:
      Other additions to property, plant and equipment ..............                    (4,202)               (1,842)
      Other disposals to property, plant and equipment ..............                        --                    54
      Increase in other assets ......................................                      (338)                   (2)
      Decrease in other liabilities .................................                       501                    18
                                                                                 --------------        --------------
Cash (used in) from investing activities ............................                    (4,039)               (1,772)
Cash flows from (used in) financing activities:
      Purchase of treasury stock ....................................                    (3,113)                 (474)
      Excess tax benefit of stock options ...........................                        --                    54
      Issue of share capital (net of issue costs) ...................                        18                 3,233
                                                                                 --------------        --------------
Cash provided by (used in) financing activities .....................                    (3,095)                2,813
Effect of exchange rates on cash and cash equivalents ...............                     2,136                   147
                                                                                 --------------        --------------
Increase (decrease) in cash and cash equivalents ....................                    (1,062)                9,121
Cash and cash equivalents, beginning of period ......................                   171,714               138,315
                                                                                 --------------        --------------
Cash and cash equivalents, end of period ............................            $      170,652        $      147,436
                                                                                 ==============        ==============

                                 GSI GROUP INC.
                  Consolidated Analysis By Segment (unaudited)
                           (thousands of U.S. dollars)

                                                Three Months Ended

                                            March 28,          March 30,
                                              2008               2007
                                          ------------       ------------
Sales:
Precision Technology Business ....        $     44,035       $     43,625
Semiconductor Systems Business ...              28,767             31,857
Intersegment sales elimination (1)              (1,122)            (1,278)
                                          ------------       ------------
Total ............................        $     71,680       $     74,204
                                          ============       ============

Gross profit %:
Precision Technology Business ....                38.4%              35.9%
Semiconductor Systems Business ...                36.0%              43.6%
Intersegment sales elimination ...                (6.2%)              8.2%
Total ............................                38.1%              39.7%

(1)   Sales of Precision Technology products to Semiconductor segment

          Consolidated Sales Analysis By Geographic Region (unaudited)

                                                       Three Months Ended
                               -------------------------------------------------------------------
                                       March 28, 2008                      March 30, 2007
                               -------------------------------     -------------------------------
                                                     % of                                % of
                                  Sales              Total            Sales              Total
                               ------------       ------------     ------------       ------------
North America .........        $       31.9                 45%    $       24.1                 32%
Latin and South America                 0.1                 --              0.2                 --
Europe (EMEA) .........                12.3                 17             12.8                 17
Japan .................                12.8                 18             13.8                 19
Asia-Pacific, other ...                14.6                 20             23.2                 32
                               ------------       ------------     ------------       ------------
   Total ..............        $       71.7                100%    $       74.2                100%
                               ============       ============     ============       ============